SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

INFOSPACE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 10, 2004

TO THE STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of Stockholders of InfoSpace, Inc., a Delaware corporation, will be held on May 10, 2004 at 10:00 a.m., local time, at the Hilton Bellevue, located at 100 112th Avenue NE, Bellevue, Washington 98004, for the following purposes:

1.	To elect three Class II directors to serve for their ensuing class term and until their successors are duly elected.

2.	To ratify the appointment of Deloitte & Touche LLP as independent auditors for InfoSpace for the fiscal year ending December 31, 2004.

3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 12, 2004 as the record date for the determination of stockholders entitled to vote at this meeting. Only stockholders of record at the close of business on March 12, 2004 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote online, by telephone or by completing and mailing the enclosed proxy card as promptly as possible. For specific instructions for voting online, by telephone or by mail, please see the enclosed proxy card. Any stockholder attending the meeting may vote in person even if the stockholder has previously returned a proxy.

By Order of the Board of Directors,

John M. Hall
Senior Vice President, General Counsel and Secretary

Bellevue, Washington

March 24, 2004

INFOSPACE, INC.

PROXY STATEMENT FOR

2004 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

Our Board of Directors is soliciting proxies for the 2004 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Annual Meeting will be held on May 10, 2004 at 10:00 a.m., local time, at The Hilton Bellevue, located at 100 112th Avenue NE, Bellevue, Washington 98004. Voting materials, which include the Proxy Statement, Proxy Card and Annual Report on Form 10-K for the year ended December 31, 2003, will be mailed to stockholders on or about April 2, 2004. Our principal executive offices are located at 601 108th Avenue NE, Suite 1200, Bellevue, Washington 98004. Our telephone number is (425) 201-6100.

This solicitation of proxies is made on behalf of InfoSpace, and all related costs will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone.

Questions And Answers

Q:	Who may vote at the meeting?

A:	The Board set March 12, 2004 as the record date for the meeting. All stockholders who owned InfoSpace common stock at the close of business on March 12, 2004 may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on.

On March 12, 2004, 31,666,610 shares of our common stock were issued and outstanding. This number includes exchangeable shares of our subsidiaries, InfoSpace.com Canada Holdings Inc. and InfoSpace Speech Solutions Holdings Company, which are at any time exchangeable into, and have voting rights equivalent to, our common stock. Shares of our common stock were held of record by 994 stockholders on the record date. The number of holders of record does not include beneficial owners of our common stock who hold their shares through brokers, banks or other holders of record, or holders of exchangeable shares.

Q:	How many votes do you need at the meeting?

A:	A majority of InfoSpace’s outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Shares that are voted “FOR,” “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum.

Shares are counted as present at the meeting if you:

•	are present and vote in person at the meeting; or

•	have properly submitted a Proxy Card or voted by telephone or using the Internet.

Q:	What proposals will be voted on at the meeting?

A:	There are two board proposals scheduled to be voted on at the meeting:

•	Election of the three Class II members of the Board of Directors; and

•	Ratification of Deloitte & Touche LLP as InfoSpace’s independent auditors.

Q:	What is the voting requirement to approve each of the proposals?

A:	For the election of directors, the three Class II nominees who receive the greatest number of votes from shares present and entitled to vote at the meeting will be elected. To be passed, the proposed ratification of the appointment of Deloitte & Touche LLC as our independent auditors requires the affirmative “FOR” vote of a majority of the shares cast at the meeting and entitled to vote with respect to such proposal.

Q:	How are votes counted?

A:	In the election of the directors, you may vote “FOR” each of the nominees or your vote may be “WITHHELD” with respect to any nominee. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the other proposals. If you just sign your Proxy Card with no further instructions, your shares will be counted as a vote “FOR” each Director and “FOR” the ratification of the appointment of Deloitte & Touche LLP as InfoSpace’s independent public accountants.

If you do not vote and you hold your shares in a brokerage account in your broker’s name (this is called “street name”), your broker will have discretionary authority to vote your shares “FOR” each director or to withhold votes for each or every director. Your broker will also have the discretionary authority to vote your shares “FOR” or “AGAINST” Proposal 2, the ratification of the appointment of Deloitte & Touche LLP. A broker non-vote will not have any effect on the outcome of the voting on a proposal.

If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	How may I vote my shares in person at the meeting?

A:	Shares held directly in your name as the stockholder of record may be voted in person at the meeting. If you choose to attend the meeting, please bring the enclosed Proxy Card or proof of identification for entrance to the meeting. If you hold your shares through a bank, broker or other holder of record, you may still vote at the meeting but you must request a legal proxy from your stockbroker or other holder of record in order to vote at the meeting.

Q:	How can I vote my shares without attending the meeting?

A:	Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your stockbroker or nominee. In most cases, you will be able to do this by telephone, using the Internet or by mail. Please refer to the summary instructions included on your Proxy Card. For shares held in street name, the voting instruction card will be included by your stockbroker or nominee.

BY TELEPHONE OR THE INTERNET—If you have telephone or Internet access, you may submit your proxy by following the instructions on the Proxy Card.

BY MAIL—You may submit your proxy by mail by signing your Proxy Card or, for shares held in street name, by following the voting instruction card included by your stockbroker or nominee and mailing it in the enclosed, postage-paid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

Q:	How can I change my vote after I return my Proxy Card?

A:	You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing and submitting a new Proxy Card with a later date, voting by telephone or using the Internet as instructed above (only your latest telephone or Internet proxy is counted) or by attending the meeting and voting in person (as described above). Attending the meeting will not revoke your proxy unless you specifically request it. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

Q:	What is InfoSpace’s voting recommendation?

A:	Our Board of Directors recommends that you vote your shares “FOR” each nominee to the Board and “FOR” the ratification of Deloitte & Touche LLP as InfoSpace’s independent auditors for fiscal year 2004.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in our Quarterly Report on Form 10-Q for the second quarter of fiscal year 2004, which will be filed with the Securities and Exchange Commission and will also be available at www.infospaceinc.com.

“Householding” of Proxy Materials

We have adopted a procedure approved by the U.S. Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one set of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. We believe this will provide greater convenience for our shareholders, as well as cost savings for us by reducing the number of duplicate documents that are sent to your home.

Stockholders who participate in householding will continue to receive separate proxy cards. Householding will not in any way affect your rights as a stockholder.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact ADP, either by calling toll-free (800) 542-1061, or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you participate in householding and wish to receive a separate copy of our 2003 Annual Review, Annual Report on Form 10-K or this Proxy Statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact ADP as indicated above.

Beneficial stockholders can request information about householding from their banks, brokers or other holders of record.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of common stock of InfoSpace as of March 15, 2004 as to (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director and each nominee for director of InfoSpace, (iii) each of the executive officers named in the Summary Compensation Table in “Additional Information Relating to Directors and Executive Officers of InfoSpace” and (iv) all current directors and executive officers as a group. Percentages are based on total shares outstanding as of March 12, 2004. This number includes exchangeable shares of our subsidiaries, InfoSpace.com Canada Holdings Inc. and InfoSpace Speech Solutions Holdings Company, which are at any time exchangeable into, and have voting rights equivalent to, our common stock. Information for beneficial owners who are not officers or directors of InfoSpace is based on their most recent filings with the SEC (as described in the footnotes to this table) and is not independently verified by InfoSpace.

Principal Stockholders, Directors and Named Executive Officers	Shares Beneficially Owned (1)
	Number		Percent
Naveen Jain 227 Bellevue Way N.E., #158 Bellevue, Washington 98004	3,101,415	(2)	9.8%

Capital Research and Management Company and SMALLCAP World Fund, Inc. 333 South Hope Street Los Angeles, California 90071	2,347,400	(3)	7.4%

RS Investment Management Co. LLC, RS Investment Management, L.P. and G. Randall Hecht 388 Market Street, Suite 200 San Francisco, California 94111	2,009,800	(4)	6.3%

Acorn Ventures-IS, LLC 1309 114th Avenue S.E. Suite 200 Bellevue, Washington 98004	1,954,553	(5)	5.9%

York Baur	7,875	(6)	*

Edmund O. Belsheim, Jr.	423,433	(7)	1.3%

John E. Cunningham, IV	41,733	(8)	*

Richard D. Hearney	8,000	(9)	*

Prakash Kondepudi	113,461	(10)	*

Rufus W. Lumry, III	1,976,270	(11)	6.0%

Brian T. McManus	40,625	(12)	*

Kathleen H. Rae	81,250	(13)	*

Lewis M. Taffer	4,500	(14)	*

George M. Tronsrue, III	10,000	(15)	*

James F. Voelker	458,834	(16)	1.4%

Vanessa A. Wittman	10,000	(17)	*

All current directors and executive officers as a Group (15 persons)	3,209,151	(18)	9.4%

*	Less than 1%
(1)	Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Mr. Jain is a former founder, executive officer and director of InfoSpace. The information given for Mr. Jain in this table is based on a Form 4 he filed with the SEC on August 27, 2003, which is the most recent information available to us regarding his share ownership.
(3)	As of December 31, 2003, based on a Schedule 13G filed with the SEC on February 13, 2004.
(4)	As of December 31, 2003, based on a Schedule 13G filed with the SEC on February 18, 2004.
(5)	Includes 1,375,022 shares of common stock issuable upon exercise of warrants currently exercisable. Rufus W. Lumry, III is the principal stockholder, sole director and President of Acorn Ventures, Inc., the sole member of Acorn Ventures-IS, LLC.
(6)	Consists of shares of common stock subject to options exercisable within 60 days of March 15, 2004.
(7)	Includes 411,667 shares of common stock subject to options exercisable within 60 days of March 15, 2004.
(8)	Includes 16,500 shares of common stock subject to options exercisable within 60 days of March 15, 2004, and 9,280 shares of common stock held by Clear Fir Partners LP. Mr. Cunningham is the President of Clear Fir Partners, LP.
(9)	Consists of shares of common stock subject to options exercisable within 60 days of March 15, 2004.
(10)	Includes 110,594 shares of common stock subject to options exercisable within 60 days of March 15, 2004.
(11)	Includes 15,500 shares of common stock subject to options exercisable within 60 days of March 15, 2004, and 1,954,553 shares beneficially owned by Acorn Ventures-IS, LLC. See note (5) above.
(12)	Consists of shares of common stock subject to options exercisable within 60 days of March 15, 2004.
(13)	Consists of shares of common stock subject to options exercisable within 60 days of March 15, 2004.
(14)	Consists of shares of common stock subject to options exercisable within 60 days of March 15, 2004.
(15)	Consists of shares of common stock subject to options exercisable within 60 days of March 15, 2004.
(16)	Consists of shares of common stock subject to options exercisable within 60 days of March 15, 2004.
(17)	Consists of shares of common stock subject to options exercisable within 60 days of March 15, 2004.
(18)	Includes 2,583,117 shares of common stock subject to options and warrants exercisable within 60 days of March 15, 2004.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our Board of Directors comprises nine members, which are divided into three equal classes with overlapping three-year terms. Currently, we have eight directors and one vacancy. A director serves in office until his or her respective successor is duly elected and qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director.

Nominees For Directors

Three Class II directors are to be elected at the Annual Meeting for a three-year term ending in 2007. The Board of Directors has nominated Richard D. Hearney, Rufus W. Lumry and James F. Voelker for re-election as Class II directors. For further information on the process of director nominations and criteria for selection of directors, see “Director Nomination Process” below.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for these nominees. In the event that any nominee of the Board of Directors is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that the nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the specific nominees to be voted for will be determined by the proxy holders.

Vote Required; Election of Directors

If a quorum is present and voting, the three Class II nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES.

The names of the nominees of the Board of Directors and certain information about them are set forth below:

Director Nominees

Class II—Terms to Expire in 2007

Name of Director	Age	Positions with the Company	Director Since
Richard D. Hearney(1)(2)	64	Director	2001
Rufus W. Lumry, III	57	Director	1998
James F. Voelker	53	Chairman and Chief Executive Officer	2002
(1) Member of the Audit Committee. (2) Member of the Nominating and Governance Committee.

Richard D. Hearney has served as a director since September 2001. General Hearney served as President and Chief Executive Officer of Business Executives for National Security, an organization focusing on national security policy from January 2000 to April 2002. He joined McDonnell Douglas Corporation in 1996 and served as Regional Vice President of Business Development—Western Europe until the acquisition of McDonnell Douglas by The Boeing Company in 1997, and subsequently served as Vice President of the Military Aircraft and Missile Systems Group of Boeing until November 1999. General Hearney served in the United States Marine Corps for over 30 years, and retired from military service in 1996 as Assistant Commandant of the Marine Corps. He holds a B.A. from Stanford University, an M.A. from Pepperdine University and graduated from the Naval War College.

Rufus W. Lumry, III has served as a director of InfoSpace since December 1998. Since 1992, Mr. Lumry has served as President of Acorn Ventures, Inc., a venture capital firm he founded. Prior to founding Acorn Ventures, Mr. Lumry served as a director and officer of McCaw Cellular Communications. Mr. Lumry was one of the founders of McCaw Cellular in 1982, and retired from McCaw Cellular in 1990 as Executive Vice President and Chief Financial Officer. Mr. Lumry holds an A.B. from Harvard University and an M.B.A. from the Harvard Graduate School of Business Administration.

James F. Voelker has served as a director since July 2002. Mr. Voelker was appointed Chairman and Chief Executive Officer in December 2002. He also held the title of President from December 2002 to April 2003. Mr. Voelker served as President and a director of NEXTLINK Communications, Inc. (now XO Communications, Inc.) from inception in 1994 through 1998. Prior to NEXTLINK, he served as Chief Executive Officer and director of U.S. Signal, a full service competitive local exchange carrier. He currently serves as an advisor to Providence Equity Partners.

Continuing Directors

Class I—Terms expiring in 2006

The names of our Class I directors, whose terms end in 2006, and certain information about them are set forth below:

Name of Nominee	Age	Positions with the Company	Director Since
Edmund O. Belsheim, Jr.	51	Chief Administrative Officer and Director	2001
John E. Cunningham, IV(1)(2)(3)	46	Director	1998
Lewis M. Taffer(1)(3)	56	Director	2001
(1) Member of the Compensation Committee. (2) Member of the Audit Committee. (3) Member of the Nominating and Governance Committee.

Edmund O. Belsheim, Jr. has been a director since January 2001. Mr. Belsheim joined us in November 2000 as Senior Vice President and General Counsel, and was appointed Chief Operating Officer in January 2001 and Chief Administrative Officer in April 2003. He also served as President from July 2001 to December 2002. From April 1999 to November 2000, Mr. Belsheim was a partner at Perkins Coie LLP, a Seattle-based law firm. From 1996 to 1998, Mr. Belsheim served as Vice President, Corporate Development, General Counsel and Secretary of Penford Corporation, a maker of specialty starches. He also served as Senior Vice President, Corporate Development, General Counsel and Secretary of Penwest Pharmaceuticals Co., an oral drug delivery technology and products company. Prior to joining Penford Corporation, Mr. Belsheim was a member of the law firm Bogle & Gates, P.L.L.C. Mr. Belsheim holds an A.B. from Carleton College, an M.A. from the University of Chicago and a J.D. from the University of Oregon.

John E. Cunningham, IV has served as a director of InfoSpace since July 1998. Mr. Cunningham has been a general partner of Clear Fir Partners, L.P. since February 1998. From April 1995 until February 2003, he served as President of Kellett Investment Corporation, an investment fund for private companies. During 1997, Mr. Cunningham acted as interim Chief Executive Officer of Real Time Data, a wireless services company. From February 1991 to November 1994, he served as Chairman and Chief Executive Officer of RealCom Office Communications, a privately held telecommunications company that merged with MFS Communications Company, Inc. Mr. Cunningham is on the Board of Directors of Petra Capital, LLC and Revenue Science, Inc. (formerly digiMine.com), and also serves as an advisor to Petra Mezzanine Fund, L.P. He holds a B.A. from Santa Clara University and an M.B.A. from the University of Virginia.

Lewis M. Taffer has served as a director since June 2001. Mr. Taffer was appointed Executive Vice President, Acquisition Marketing of America Online in January 2004. From May 2001 to January 2004,

Mr. Taffer was an independent consultant specializing in marketing, business development and strategic partnerships. From 1979 through April 2001, Mr. Taffer served in various positions at American Express Company, most recently as Senior Vice President—Corporate Business Development. Previously, Mr. Taffer’s career at American Express focused primarily on managing the company’s relationships with large, U.S.-based airlines, hotels, retailers, restaurants and entertainment companies. Mr. Taffer serves on the board of directors of Cure for Lymphoma Foundation, a nonprofit entity. Mr. Taffer holds a B.A. from the University of Pittsburgh and a J.D. from the University of Michigan.

Class III—Terms expiring in 2005

The names of our Class III directors, whose terms end in 2005, and certain information about them are set forth below:

Name of Director	Age	Positions with InfoSpace	Director Since
George M. Tronsrue, III(1)	47	Director	2003
Vanessa A. Wittman(2)	36	Director	2003
(1) Member of the Compensation Committee. (2) Chair of the Audit Committee.

George M. Tronsrue, III was appointed as a director in February 2003. Mr. Tronsrue is currently Co-Manager of Jericho Fund, LLC, an investment and consulting company. From January 2000 to March 2004, Mr. Tronsrue served as Chairman and Chief Executive Officer of Monet Mobile Networks Inc., a Seattle-based wireless Internet service provider. Monet Mobile filed for Chapter 11 bankruptcy protection in March 2004. From October 1997 to October 1999, Mr. Tronsrue was with XO Communications, Inc. (formerly NEXTLINK Communications, Inc.), a broadband communications company, where he served as Chief Operating Officer and was also appointed as President in July 1998. Prior to his tenure at XO Communications, Mr. Tronsrue was a member of the initial executive management team of American Communications Services, Inc. (later called e.spire Communications, Inc.), an Internet data and fiber infrastructure company. Prior to e.spire, Mr. Tronsrue was employed by Teleport Communications Group and MFS Communications. Mr. Tronsrue serves on the boards of directors of several private companies and charitable organizations. Mr. Tronsrue holds a B.S. from the U.S. Military Academy.

Vanessa A. Wittman was appointed to our Board of Directors in April 2003. Since March 2003, she has been Executive Vice President and Chief Financial Officer of Adephia Communications Corporations, a cable television company. From February 2000 to March 2003, Ms. Wittman was employed with 360networks Corporation, where she served as Vice President of Corporate Development until she was appointed Chief Financial Officer in March 2001. She also served as Senior Director, Corporate Development for Microsoft, Inc. from April 1999 to February 2000 and as Chief Financial Officer for Metricom, Inc., a wide-area wireless data solutions provider, from April 1997 to November 1998. Ms. Wittman holds a B.S./B.A. from University of North Carolina, and an M.B.A. from The Darden Graduate School of Business.

Board Meetings and Committees; Corporate Governance Matters

The Board of Directors of InfoSpace held a total of 17 meetings, and acted by unanimous written consent once, during 2003. For the fiscal year ended December 31, 2003, no director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and committees thereof, if any, upon which such director served during the period for which he or she has been a director or committee member.

Our Board has not adopted a formal policy regarding directors’ attendance at our annual meetings of stockholders. However, our directors are strongly encouraged to attend the annual meeting. Mr. Belsheim, Mr. Cunningham, Mr. Hearney, Mr. Lumry, Mr. Taffer, Mr. Tronsrue and Mr. Voelker attended our 2003 Annual Meeting of Stockholders.

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Copies of our Audit Committee Charter, Nominating and Governance Committee Charter and related Director Nomination Policy, Compensation Committee Charter and Code of Conduct and Ethics can be found on our corporate Web site at www.infospaceinc.com. If there are any waivers to our Code of Conduct and Ethics, they will also be posted on our corporate web site. A copy of the Audit Committee Charter, as amended, is attached as Appendix A to this Proxy Statement. You may also request copies of these documents from Investor Relations at (425) 201-6100 or (866) 438-4677.

The Audit Committee.    The Audit Committee, which currently consists of directors John Cunningham, Richard Hearney and Vanessa Wittman, met eight times during 2003. Ms. Wittman is Chair of the Audit Committee. Each director who served as a member of the Audit Committee during 2003 was an “independent director” as defined in the Nasdaq Marketplace Rules. Among other functions, the Audit Committee’s duties include the following:

•	Appointment, compensation, oversight and retention of our independent auditors;

•	Pre-approving all non-audit services to be performed by the independent auditors;

•	Reviewing the adequacy and effectiveness of InfoSpace’s accounting and financial controls;

•	Reviewing our audited financial statements and quarterly financial information and discussing them with management and the independent auditors;

•	Establishing procedures for receiving and reviewing accounting-related complaints and concerns by whistle blowers; and

•	Reviewing, approving and monitoring the company’s code of ethics for senior financial personnel.

The Compensation Committee.    The Compensation Committee currently consists of nonemployee directors John Cunningham, Lewis Taffer and George Tronsrue. Each member of the Compensation Committee is an “independent director” as defined in the Nasdaq Marketplace Rules. The Compensation Committee met eight times, and acted by unanimous written consent once, during 2003. The Compensation Committee’s duties include the following:

•	Annually reviewing and approving compensation for InfoSpace’s Chief Executive Officer and other executive officers;

•	Annually reviewing and making recommendations to management regarding general compensation goals and guidelines for employees and criteria by which employee bonuses are determined;

•	Evaluating the performance of the CEO and such other executive officers as appropriate; and

•	Acting as administrator of InfoSpace’s stock plans.

The Nominating and Governance Committee.    The Nominating and Governance Committee, which currently consists of nonemployee directors John Cunningham, Richard Hearney and Lewis Taffer, met two times in 2003. Each member of the Nominating and Governance Committee is an “independent director” as defined in the Nasdaq Marketplace Rules. The Nominating and Governance Committee’s duties include:

•	Assisting the board by identifying prospective director nominees and to recommend to the board the director nominees for the next annual meeting of stockholders;

•	Developing and recommending to the board the governance principles applicable to the Company;

•	Overseeing the evaluation of the board;

•	Recommending to the board director nominees for each committee; and

•	Consideration of stockholder nominees for election to the Board as described below under “Director Nomination Process.”

Director Nomination Process

The Nominating and Governance Committee is responsible for reviewing and recommending nominees to the Board, which is responsible for approving director candidates for nomination by the Board of Directors. The Committee’s objective, pursuant to its charter, is to ensure that the Board is properly constituted to meet its fiduciary obligations to InfoSpace and its stockholders.

In considering director candidates, the Committee seeks the following minimum qualifications:

•	Commitment to the Company’s business success consistent with the highest standards of responsibility and ethics;

•	Representation of the best interests of all of the Company’s stockholders and not any particular constituency;

•	Conscientious preparation for, attendance and participation in Board and applicable committee meetings;

•	No personal or professional commitments which would interfere or conflict with his or her obligations to InfoSpace and its stockholders;

•	An established record of professional accomplishment in his or her chosen field; and

•	No material personal, financial or professional interest in any InfoSpace competitor which would interfere or conflict with his or her obligations to InfoSpace and its stockholders.

The Committee also considers the following qualifications desirable in Board nominees:

•	Contribution to the Board’s overall diversity, with diversity being broadly construed to mean a variety personal and professional experiences, opinions, perspectives and backgrounds; and

•	Professional and personal experience and expertise relevant to InfoSpace’s business objectives.

Any stockholder may nominate candidates for election as directors by following the procedures set forth in our Bylaws, including without limitation the applicable notice, information and consent provisions. For further information regarding these procedures, see “Deadline for Receipt of Stockholder Proposals.” A copy of our Bylaws is also available on our corporate Web site at www.infospaceinc.com.

Any single stockholder, or group of stockholders, that has beneficially owned more than 5% of our outstanding common stock for at least one year may propose a director candidate for evaluation by the Committee by delivering a written notice to the Nominating and Governance Committee that satisfies the notice, information and consent requirements of the Committee’s Director Nomination Policy. Any such Board candidate must be independent of the stockholder in all respects and must also qualify as an “independent director” under applicable Nasdaq rules. The notice must be received by the Committee not less than 120 calendar days before the anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. The notice must include, among other things, proof of the required stock ownership, identification of, and other information with regard to, the stockholder(s) submitting the proposal, and information with respect to the proposed Board candidate. The notice should be sent to the following address:

Chair, Nominating & Governance Committee

InfoSpace, Inc.

c/o Corporate Secretary

601—108th Avenue NE, Ste. 1200

Bellevue, WA 98004

Our Nominating and Governance Committee has not paid a third party to identify or evaluate potential nominees in 2003 or with respect to the current slate. However, the Committee has the authority to retain a search firm, at InfoSpace’s expense, to be used to identify or evaluate director candidates at its discretion.

Compensation of Directors

We pay an annual retainer of $15,000 to each member of our Board of Directors, and the Chair of the Audit Committee receives an additional $5,000 annual retainer. Each director is also paid $750 for each Board of Directors and committee meeting attended, and reimbursed for travel expenses incurred to attend the meetings.

Pursuant to the Stock Option Grant Program for Non-Employee Directors under our Restated 1996 Flexible Stock Incentive Plan, as amended, we grant a nonqualified stock option to purchase 10,000 shares of common stock to each nonemployee director on the date the director is first appointed or elected to the Board of Directors. In addition, immediately following each Annual Meeting of Stockholders, we grant to each nonemployee director an additional nonqualified stock option to purchase 7,500 shares of common stock immediately following such Annual Meeting of Stockholders, except for those nonemployee directors who were newly elected to the Board of Directors at such Annual Meeting or within the three-month period prior to such Annual Meeting. All options granted under the program for nonemployee directors fully vest on the first anniversary of the date of grant.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2004, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

Deloitte & Touche LLP has audited our financial statements annually since 1997. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Required Vote; Ratification of Appointment of Independent Auditors

The affirmative vote of the holders of a majority of the votes cast is required to approve the appointment of the independent auditors.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THIS PROPOSAL.

Fees Paid to Independent Auditors for 2003 and 2002

The aggregate fees billed by Deloitte & Touche, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) to InfoSpace and subsidiaries during the fiscal years ended December 31, 2003 and 2002 were as follows:

	2003	2002
Audit fees	$696,916	$834,867

Audit-related fees:
Information systems security attestation procedures	—	370,464

Total audit-related fees	—	370,464

Total audit and audit-related fees	696,916	1,205,331

Tax fees	226,971	365,759

Total fees	$923,887	$1,571,090

The Audit Committee has considered whether the provision by Deloitte & Touche of the non-audit services described above is compatible with Deloitte & Touche’s independence. After consideration, the Audit Committee has determined that Deloitte & Touche’s independence as an auditor has not been compromised by its provision of these services. All non-audit services provided by Deloitte & Touche in 2003 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee of InfoSpace shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that InfoSpace specifically incorporates it by reference into such filing.

During the fiscal year ended December 31, 2003, the Audit Committee of the Board of Directors was comprised of three nonemployee directors. Each current member of the Audit Committee is, and each former member serving during 2003 was, an “independent director” as defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules. Our Board of Directors has determined that we currently have at least one “audit committee financial expert” sitting on the Committee. The Audit Committee met eight times during the 2003 fiscal year.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of InfoSpace and other such duties as directed by the Board. As part of this process, the Audit Committee reviews and approves the audit budget as well as any other fees paid to the independent auditors. The Audit Committee is also responsible for maintaining free and open means of communication between the directors, the independent auditors, and the financial management of InfoSpace. In addition to specified duties, the Committee may meet with various employees during the year and has access to any of InfoSpace’s employees or advisors with whom it wishes to communicate.

Management is responsible for InfoSpace’s internal controls, preparation of financial statements and the financial reporting process. The Company’s independent auditors are responsible for performing an independent audit of InfoSpace’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee monitors and oversees these processes. The Committee members rely, without independent verification, on the information provided to them and on the representations made to them by management and the independent auditors.

In this context, the Audit Committee has:

•	discussed with InfoSpace’s independent auditors the overall scope and plans for their audits;

•	met and held discussions with the auditors, both with and without management present, to discuss the results of their examinations, their evaluations of InfoSpace’s internal controls, and the overall quality of InfoSpace’s financial reporting;

•	discussed with the auditors the matters required to be discussed by SAS 61 (“Communications with Audit Committees”), including discussion of the quality, not just acceptability, of the application of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

•	reviewed and discussed the audited financial statements with management of InfoSpace; and

•	discussed with the auditors their independence and have received the written disclosures and letter required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”).

Based on our reviews and discussions referred to above, we have recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2003.

The Audit Committee has also recommended, subject to stockholder approval, the selection of Deloitte & Touche LLP as InfoSpace’s independent auditors for the fiscal year ending December 31, 2004.

Members of the Audit Committee:

Vanessa A. Wittman, Chair

John E. Cunningham, IV

Richard D. Hearney

ADDITIONAL INFORMATION RELATING TO

OUR DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Executive Officers

The following table sets forth information concerning the compensation we paid to our most highly compensated executive officers during 2003 (collectively, the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus		Restricted Stock Award(s) ($)		Securities Underlying Options(#)		All Other Compensation
James F. Voelker Chairman and Chief Executive Officer	2003 2002	$400,000 10,769	— —	(1)		— —	950,000 605,500	(3)	$2,750 —	(2)

Kathleen H. Rae(4) President and Chief Operating Officer	2003	$224,038	—	(5)		—	450,000		$40,000	(6)

Edmund O. Belsheim, Jr. Chief Administrative Officer	2003 2002 2001	$250,000 250,000 250,000	$69,063 33,125 —	(7)	$	— — 225,000	125,000 150,000 297,500		$941 — —	(8)

Prakash Kondepudi Executive Vice President, Payment Solutions	2003 2002 2001	$200,000 181,669 170,400	$104,314 23,188 6,369	(9)	$	— — 225,000	— 100,000 85,000		$31,852 48,798 7,210	(10) (11) (11)

Brian T. McManus(4) Executive Vice President, Search and Directory	2003	$149,358	$80,625	(12)		—	225,000		$53,636	(6)

York Baur(13) Former Executive Vice President, Wireline	2003 2002 2001	$190,625 184,375 54,407	$96,638 23,187 —	(14)		— — —	— 75,000 60,000		$3,618 — —	(8)

(1)	Bonus amounts are shown in the year that such amounts are approved and paid. In February 2004, Mr. Voelker received a bonus of $400,000 based on his performance in 2003.
(2)	Consists of InfoSpace’s contributions under its 401(k) Plan.
(3)	Includes a standard non-employee director option grant to purchase 5,500 shares made prior to Mr. Voelker’s appointment as Chairman and Chief Executive Officer in December 2002.
(4)	Employment with InfoSpace commenced in April 2003.
(5)	Bonus amounts are shown in the year that such amounts are approved and paid. In February 2004, Ms. Rae received a bonus of $245,250 based on her performance in 2003.
(6)	Consists of consultant pay earned before becoming an InfoSpace employee.
(7)	Bonus amounts are shown in the year that such amounts are approved and paid. In February 2004, Mr. Belsheim received a bonus of $171,251 based on his performance in 2003.
(8)	Consists of InfoSpace’s contributions under its 401(k) Plan.
(9)	Bonus amounts are shown in the year that such amounts are approved and paid. In January 2004, Mr. Kondepudi received a bonus of $26,688 based on his performance in 2003.

(10)	Consists of $457 of InfoSpace’s contributions under its 401(k) Plan and $31,395 of temporary housing and related travel expense.
(11)	Consists of temporary housing and related travel expense.
(12)	Bonus amounts are shown in the year that such amounts are approved and paid. In January 2004, Mr. McManus received a bonus of $40,594 based on his performance in 2003.
(13)	Mr. Baur served as Executive Vice President, Wireline through April 2003 and remains employed with InfoSpace.
(14)	Bonus amounts are shown in the year that such amounts are approved and paid. In January 2004, Mr. Baur received a bonus of $14,700 based on his performance in 2003.

Option Grants in Last Fiscal Year

The following table sets forth certain information regarding stock options granted by InfoSpace to the Named Executive Officers during 2003.

Individual Grants
Name	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year(1)		Exercise Price($/Sh)(2)	Expiration Date Range	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
						5%($)	10%($)
James F. Voelker	600,000 350,000	12.9 7.5	% %	$14.880 24.300	06/10/2010 12/23/2010	$3,634,593 3,462,389	$8,470,146 8,068,839

Kathleen H. Rae	300,000 150,000	6.4 3.2	% %	11.329 23.530	04/02/2010 12/22/2010	1,383,612 1,436,861	3,224,405 3,348,497

Edmund O. Belsheim, Jr.	50,000 75,000	1.1 1.6	% %	11.329 23.530	04/02/2010 12/22/2010	230,602 718,430	537,401 1,674,249

Prakash Kondepudi	—	—		—	—	—	—

Brian T. McManus	150,000 75,000	3.2 1.6	% %	11.329 23.530	04/02/2010 12/22/2010	691,806 718,430	1,612,202 1,674,249

York Baur	—	—		—	—	—	—

(1)	Based on a total of 4,699,215 shares underlying options granted to employees during 2003.
(2)	Options were granted at an exercise price equal to the fair market value of our common stock at the time of the grant.
(3)	The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by applicable regulations of the Securities and Exchange Commission and are therefore not intended to forecast possible future appreciation, if any, of the price of our common stock. Assumes all options are exercised at the end of their respective seven-year terms. Actual gains, if any, on stock option exercises depend on the future performance of the common stock and overall stock market conditions, as well as the option holders’ continued employment through the vesting period. The amounts reflected in this table may not be achieved.

Aggregate Option Exercises in 2003 and Year-End Option Values

The following table shows certain information concerning stock options exercised by the Named Executive Officers during 2003, including the aggregate value of any gains realized on such exercise. The table also shows information regarding the number and value of unexercised in-the-money options held by the Named Executive Officers on December 31, 2003.

Name	Shares Acquired On Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(1)		Value of Unexercised In the Money Options at Fiscal Year-End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
James F. Voelker	—	—	365,500	840,000	$5,075,925	$8,226,000

Kathleen H. Rae	—	—	0	300,000	0	$3,516,300

Edmund O. Belsheim, Jr.	—	—	97,500	150,000	$956,875	$2,381,050

Prakash Kondepudi	—	—	41,625	66,667	$669,490	$1,196,673

Brian T. McManus	—	—	0	150,000	0	$1,758,150

York Baur	52,375	$498,372	5,813	76,812	$80,420	$1,140,149

(1)	These values represent the number of shares subject to in-the-money options multiplied by the difference between the closing price of our common stock on December 31, 2003 ($23.05 per share) and the exercise price of the options.

Employment Agreements

Our executive officers generally sign non-disclosure, invention release and non-competition agreements which limit their ability to compete with us for a year after their employment ends. Except as described below, our executive officers are employed on an at-will basis.

Chairman and Chief Executive Officer.    We have entered into an employment agreement with James Voelker, our Chairman and Chief Executive Officer, effective as of December 21, 2002. The term of the agreement extends to January 1, 2006. If Mr. Voelker’s employment is terminated by InfoSpace without cause or by Mr. Voelker for good reason (as defined in the agreement), he is entitled to severance benefits of 100% of his base salary and annual bonus rate for 12 months, acceleration of vesting of his stock options to the extent that they would have vested over the following 12 months, and insurance benefits.

The agreement provides for a base salary of $400,000, and an annual performance bonus of up to 100% of his annual salary. The agreement also provides for Mr. Voelker to receive two stock option grants, as follows:

•	an option to purchase 600,000 shares made on December 21, 2002, of which 120,000 shares vested on the grant date, 240,000 shares vested one year from the grant date, and the remaining shares vest on a monthly basis (6,666 each month) over the following 36 months; and

•	an additional option to purchase 600,000 shares granted on June 10, 2003, to vest as to 1/36th of the shares subject to the option monthly (16,666 each month) beginning December 21, 2003.

The options are otherwise subject to the terms of our standard employee stock option agreements.

In addition, if Mr. Voelker’s employment is terminated other than for cause in connection with a change of control of InfoSpace, he is entitled to receive (i) severance pay equal to his base salary rate, as then in effect, for a period of 18 months, (ii) additional severance pay at a rate equal to 100% of his annual bonus rate (but in no event less than $100,000), as then in effect, for a period of 12 months, and (iii) immediate vesting of 50% of the unvested shares subject to the stock options described above.

Other Executives.    We have also entered into employment agreements with each of our other executive officers. These agreements provide for an annual base salary, an annual performance bonus to be set at no less than 50% of the base salary, and a stock option grant subject to our standard terms. If the executive is terminated by InfoSpace without cause or by the executive for good reason (as defined in the agreement), including in connection with a change of control, the executive is entitled to severance benefits of 100% of his or her annual salary and annual bonus rate, acceleration of vesting of 50% of the executive’s unvested stock options, and insurance benefits.

In February 2001, some of our executive officers received option grants that provide for full acceleration of vesting if another company acquires InfoSpace and the executive holding the grant is actually or constructively terminated.

Equity Compensation Plans

During 2003, our executive officers and directors received benefits under our Restated 1996 Flexible Stock Incentive Plan and the related Stock Option Program for Nonemployee Directors, and the 1998 Employee Stock Purchase Plan. Our stockholders have approved both plans.

Restated 1996 Flexible Stock Incentive Plan

The purpose of the 1996 Plan is to provide an opportunity for our employees, officers, directors, independent contractors and consultants to acquire our common stock. The 1996 Plan provides for grants of stock options, stock appreciation rights, or SARs, and stock awards. At December 31, 2003, an aggregate of 8,482,418 shares of common stock were authorized for issuance, options to purchase 6,589,620 shares of common stock were outstanding at a weighted average exercise price of $22.42 per share, and options to purchase 98,223 shares were available for future grant under the 1996 Plan.

Stock Option Program for Nonemployee Directors

Under the 1996 Plan, we grant a nonqualified stock option to purchase 10,000 shares of common stock to each nonemployee director on the date the director is first appointed or elected to our Board of Directors. We grant to each nonemployee director an additional nonqualified stock option to purchase 7,500 shares of common stock immediately following each Annual Meeting of Stockholders, except for those nonemployee directors who were newly elected to the Board of Directors at such Annual Meeting of Stockholders or within the three-month period prior to such Annual Meeting of Stockholders. All options granted under the program for nonemployee directors vest fully on the first anniversary of the date of such grant.

1998 Employee Stock Purchase Plan

We adopted the 1998 Employee Stock Purchase Plan in August 1998. The Purchase Plan is intended to qualify under Section 423 of the Code and permits eligible employees to purchase our common stock through payroll deductions of up to 15% of their compensation. Under the Purchase Plan, no employee may purchase stock worth more than $25,000 in any calendar year, valued as of the first day of each offering period. We have authorized an aggregate of 1,360,000 shares of common stock for issuance under the Purchase Plan.

The Purchase Plan is implemented with six-month offering periods. Offering periods begin on each January 1 and July 1. Participants purchase common stock under the Purchase Plan at a price equal to the lesser of 85% of their fair market value on the first day of an offering period and 85% of the fair market value on the last day of an offering period. A total of 322,134 shares of common stock had been issued under the Purchase Plan as of December 31, 2003 and 1,037,866 shares remained available for future purchase as of that date.

The following table provides information about all of our stock option plans as of December 31, 2003.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	6,609,467	$23.18	1,136,089
Equity compensation plans not approved by security holders (2)	727,763	$41.58	2,508,760

Total	7,337,230	$25.01	3,664,849

(1)	Includes shares to be issued under our Restated 1996 Flexible Stock Incentive Plan and our 1998 Employee Stock Purchase Plan. Also includes 19,847 shares to be issued upon exercise of outstanding options under the Go2Net, Inc. 2000 Stock Option Plan and Go2Net, Inc. 1996 Stock Option Plan. These plans were assumed in connection with the acquisition of Go2Net, Inc., which was approved by our stockholders on October 12, 2000. No shares remain available for future issuance under the Go2Net plans.
(2)	Includes shares to be issued under our 2001 Nonstatutory Stock Option Plan and also includes 8,596 shares to be issued upon exercise of outstanding options under the Savesmart, Inc. 1997 Equity Incentive Plan, the saraide.com inc 1998 Equity Incentive Plan, and INEX Corporation Share Option Plan, which were assumed by InfoSpace on acquisition of the companies sponsoring such plans. No shares remain available for future issuance under these plans. Also includes 9,267 shares to be issued upon exercise of outstanding options under the InfoSpace, Inc. and Saraide Inc. 2000 Stock Plan, which was adopted by InfoSpace in connection with the acquisition of Saraide. We do not intend to make additional option grants under this plan. INEX Corporation Share Option Plan or InfoSpace, Inc. and Saraide Inc. 2000 Stock Plan. 4,771 shares underlying compensatory options issued outside of any benefit plan prior to our becoming a public company in 1998 are also included.

COMPENSATION COMMITTEE REPORT

The following Report of the Compensation Committee of InfoSpace shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that InfoSpace specifically incorporates it by reference into such filing.

During the fiscal year ended December 31, 2003, the Compensation Committee of the Board of Directors was comprised of three nonemployee directors. The policy of the Compensation Committee is to maximize stockholder value over time. The primary goal of the Compensation Committee and its executive compensation program is therefore to align closely the interests of the executive officers with those of the Company’s stockholders.

Salary and Bonus Compensation

In reviewing and approving compensation of executive officers, the Compensation Committee considers such matters as it deems appropriate, including:

•	The Company’s financial and operating performance;

•	Alignment of the interests of the executive officers and the Company’s stockholders;

•	The performance of InfoSpace’s common stock;

•	Compensation of executive officers in comparable positions at similar companies, and

•	InfoSpace’s ability to attract and retain qualified individuals.

No set formula is used for these determinations, and no particular function is weighted greater or lesser than the other.

We seek to maintain a significant portion of the executive’s total compensation at risk, tied to achievement of specified financial, organizational or management performance goals approved by the Board. Accordingly, we take into consideration the total compensation package for each executive officer and set potential bonus amounts based on individual performance goals related to each executive officer’s duties and area of responsibility as well as specific financial goals for their business division or the company as a whole. Bonus amounts are approved by the Committee for payment based on achievement of those goals.

Equity-Based Compensation

The Compensation Committee views stock options as an important part of its long-term, performance-based compensation program. The Compensation Committee bases grants of stock options to the executive officers of InfoSpace under its 1996 Flexible Stock Incentive Plan upon the Committee’s estimation of each executive’s contribution to the long-term growth and profitability of InfoSpace. The stock option grants are intended to provide additional incentives to the executive officers to maximize stockholder value by encouraging executives to manage from the perspective of owners with an equity stake in InfoSpace. Options are granted at the then-current market price and are generally subject to four-year vesting periods to encourage key employees to remain with InfoSpace.

Compensation of the Chief Executive Officer

On December 21, 2002, InfoSpace announced the appointment of James F. Voelker as Chairman, Chief Executive Officer and President. We entered into an employment agreement with Mr. Voelker, and set his base salary at a minimum of $400,000. Mr. Voelker is also eligible for a performance bonus of up to 100% of his annual salary, to be based upon performance objectives to be mutually determined by the Compensation Committee (or the Board) and Mr. Voelker. In addition, we agreed to issue Mr. Voelker an option to purchase

600,000 shares upon commencement of his employment, and an additional option to purchase 600,000 shares in June 2003. In determining the terms of Mr. Voelker’s compensation, we considered Mr. Voelker’s executive management and industry experience, his demonstrated ability to lead growing companies, compensation paid to chief executive officers of comparable companies, and the scope of his duties at InfoSpace.

In December 2003, we approved the grant of an option to purchase 350,000 shares to Mr. Voelker based upon his ongoing contributions to the Company. In February 2004, we approved a bonus of $400,000 to be paid to Mr. Voelker. The bonus was the maximum bonus for which Mr. Voelker was eligible, and was based on achievement of specific financial goals for InfoSpace’s 2003 fiscal year.

Summary

The Compensation Committee believes that these compensation policies have been instrumental in assisting InfoSpace to recruit and retain qualified employees and in linking compensation to its strategic objectives. InfoSpace’s compensation policies will continue to evolve over time as InfoSpace moves to attain the near-term goals it has set for itself while maintaining its focus on building long-term stockholder value.

Members of the Compensation Committee:

John E. Cunningham, IV

Lewis M. Taffer

George M. Tronsrue, III

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5 with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish InfoSpace with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, InfoSpace believes that all filing requirements applicable to its executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities have been complied with during 2003; except that the following filings were not made on a timely basis as indicated:

•	James F. Voelker, our Chairman and Chief Executive Officer, filed a Form 4 on December 31, 2003. The Form 4 related to a stock option grant made on December 23, 2003 and was due on December 26, 2003.

•	Kathleen H. Rae, our President and Chief Operating Officer, filed a Form 4 on December 31, 2003. The Form 4 related to a stock option grant made on December 22, 2003 and was due on December 24, 2003.

•	Edmund O. Belsheim, our Chief Administrative Officer and a director, filed a Form 4 on April 11, 2003. The Form 4 related to a stock option grant made on April 2, 2003 and was due on April 4, 2003

•	Mr. Belsheim filed a Form 4 on December 31, 2003. The Form 4 related to a stock option grant made on December 22, 2003 and was due on December 24, 2003.

•	David E. Rostov, our Chief Financial Officer, filed a Form 4 on December 31, 2003. The Form 4 related to a stock option grant made on December 22, 2003 and was due on December 24, 2003.

•	Brian T. McManus, our Executive Vice President, Search and Directory, filed a Form 4 on December 31, 2003. The Form 4 related to a stock option grant made on December 22, 2003 and was due on December 24, 2003.

Certain Relationships and Related Transactions

Transactions that are material to us, including loans, between us and our officers, directors and principal stockholders and their affiliates are approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors. We currently do not have any such transactions to report.

Indemnification Arrangements

In addition to InfoSpace’s expense advancement and indemnification obligations under our charter documents and applicable law, we have entered into standard indemnification agreements in the ordinary course of business with each of our executive officers and directors. Certain of our current and former directors and executive officers are defendants in litigation matters for which we may have obligations to advance expenses and indemnify them pursuant to these agreements. In particular, current directors Edmund O. Belsheim, Jr., who is also our Chief Administrative Officer, John E. Cunningham, IV and Rufus W. Lumry, III are named as defendants in the Dreiling v. Jain, et al lawsuit pending in state court in Washington. These litigation matters are described in our Annual Report on Form 10-K for the year ended December 31, 2003.

Stock Performance Graphs

The information contained in the performance graph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, and such information shall not be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that InfoSpace specifically incorporates it by reference into such filing.

Set forth below are graphs comparing the cumulative return to the stockholders of our common stock to the cumulative return of (i) the Nasdaq U.S. Index and (ii) the Nasdaq Computer Index for the five- and two-year periods ending on December 31, 2003.

FIVE-YEAR CUMULATIVE TOTAL RETURN

(Assuming investment of $100 on December 31, 1998)

TWO-YEAR CUMULATIVE TOTAL RETURN

(Assuming investment of $100 on December 31, 2001)

TRANSACTION OF OTHER BUSINESS

The Board of Directors of InfoSpace knows of no other matters to be submitted at the meeting. If any other matters come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of InfoSpace intended to be presented for consideration at our 2005 Annual Meeting of Stockholders must be received by InfoSpace no later than January 11, 2005 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

In addition, our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, nominations for the election of directors may be made by: (i) the Board of Directors or (ii) any stockholder entitled to vote who has delivered written notice to the Secretary of InfoSpace not fewer than 60 days nor more than 90 days in advance of the annual meeting (or, with respect to an election of directors to be held at a special meeting, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. In the event that less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholders must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Our Bylaws also provide that the only business that shall be conducted at an annual meeting is business that is brought before such meeting: (i) by or at the direction of the Board of Directors, or (ii) by any stockholder entitled to vote who has delivered written notice to the Secretary of InfoSpace not less than 60 days nor more than 90 days in advance of the annual meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. If a stockholder who has notified InfoSpace of his or her intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his or her proposal at such meeting, InfoSpace need not present the proposal for a vote at such meeting. For further information regarding nomination of directors, see the description of the Nominating and Governance Committee of our Board of Directors under the heading “Board Meetings and Committees.”

A copy of the full text of the Bylaws discussed above are available on our company website at www.infospaceinc.com, or may be obtained by writing to the Secretary of InfoSpace. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to InfoSpace’s principal executive offices at 601 108th Avenue NE, Suite 1200, Bellevue, Washington 98004, Attention: Corporate Secretary.

By Order of the Board of Directors,

John M. Hall
Senior Vice President, General Counsel and Secretary

Bellevue, Washington

March 24, 2004

APPENDIX A

INFOSPACE, INC. AUDIT COMMITTEE CHARTER

Adopted April 21, 2000

Amended October 21, 2002

Amended March 15, 2004

Organization

There shall be a committee of the board of directors to be known as the audit committee. The membership of the committee shall consist of at least three independent directors who are generally knowledgeable in financial and auditing matters and are able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements.

The audit committee shall be comprised solely of independent directors, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC, who are free of any relationships that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

The audit committee shall have at least one member who is, in the judgment of the board of directors, “an audit committee financial expert” pursuant to the rules and regulations of the SEC. To be an audit committee financial expert, the committee member must meet the requirements set forth on Exhibit A hereto.

The board of directors shall appoint one member of the audit committee as chairperson. The chairperson shall be responsible for leadership of the committee, presiding over the committee meetings, and reporting to the full board of directors.

The audit committee will meet at least four (4) times each calendar year, prior to the quarterly earnings release. Meeting minutes will be maintained for these meetings.

The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, provided that decisions of such subcommittee shall be presented to the full audit committee at its next scheduled meeting.

Statement of Policy

The audit committee of the board of directors assists the full board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and other such duties as directed by the board. The independent auditors are ultimately accountable to the board of directors and the audit committee, as representatives of shareholders, and the audit committee has ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors. It is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention within the scope of its duties, with full power to retain outside counsel or other experts (at the expense of the company) for this purpose if, in its judgment, that is appropriate.

Responsibilities

The audit committee’s primary responsibilities include:

•	Appointment, compensation, oversight and retention of the company’s independent auditors for the purpose of preparing and issuing an audit report or related work.

•	The audit committee will review and sign the engagement letter with the independent auditors. In so doing, the committee will request from the auditors a written affirmation that the auditing firm is in fact independent and discuss with the auditors any relationship that may impact the auditor’s independence.

•	Meet with the independent auditors and the financial management of the company to review and pre-approve the scope of the proposed audit for the current year, and the audit services to be rendered, and at the conclusion thereof receiving and reviewing the audit reports, including any comments or recommendations of the independent auditors.

•	Pre-approve all non-audit services to be performed by the independent auditors. Review at each regularly scheduled audit committee meeting a report summarizing the services, including fees, provided by the independent auditors.

•	Meet with the independent auditors without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the company’s financial and accounting personnel, and the cooperation the independent auditors received during the course of the audit.

•	Review, on a continuing basis, with the independent auditors and the financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

•	Discuss with management and the independent auditors the effect of regulatory and accounting initiatives on the company’s financial statements.

•	Review before filing the disclosure regarding the company’s system of internal control over financial reporting required by the SEC to be contained in periodic filings and the attestations or reports by the auditors relating to such disclosure.

•	Review the audited financial statements and discuss them with management and the independent auditors. These discussions shall include consideration of the quality of the company’s accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate.

•	Review the financial statements contained in the annual report to shareholders and in the Form 10-K with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders and Form 10-K to be filed with the SEC.

•	Provide a report in the company’s proxy statement in accordance with the rules and regulations of the SEC.

•	Review with management and the independent auditors the quarterly financial information and press release prior to the company’s filing of Form 10-Q and quarterly earnings announcement.

•	Direct the independent auditors to review such interim financial statements using professional standards and procedures for conducting such reviews.

•	Discuss with management and external counsel the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance areas as may be appropriate.

•	Discuss with management the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	Meet separately with the company’s CEO and separately with the CFO as appropriate.

•	Review the required reports from the independent auditors to the audit committee describing the following:

•	Critical accounting policies and practices used by the company;

•	All alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of these alternative treatments, as well as the treatment preferred by the auditors, and;

•	Material written communications between the auditor and management and between external counsel and management.

•	Oversee compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities.

•	Review proposed related party transactions for potential conflicts of interest and approve all such transactions in advance.

•	Establish procedures for receiving and reviewing accounting-related complaints and concerns by whistle blowers.

•	Review, approve and monitor the company’s code of ethics for senior financial personnel.

•	Review the audit committee’s own structure, processes and membership requirements and overseeing compliance with the requirements of the SEC for disclosure of audit committee members, member qualifications and activities.

In addition to the responsibilities outlined in this charter, the audit committee shall perform such other specific functions as the company’s board of directors may from time to time direct.

While the audit committee has the responsibilities and powers set forth in this charter, the company’s financial statements are the responsibility of management and the independent auditors are responsible for planning and conducting audits to determine whether the company’s consolidated financial statements present fairly in all material respects the financial position of the company.

Exhibit A to Audit Committee Charter

Audit Committee Financial Expert Qualifications

Pursuant to Item 401(h) of SEC Regulation S-K

An audit committee financial expert means a person who has the following attributes:

(i) An understanding of generally accepted accounting principles and financial statements;

(ii) The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(iii) Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv) An understanding of internal controls and procedures for financial reporting; and

(v) An understanding of audit committee functions.

A person shall have acquired such attributes through:

(i) Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

(ii) Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(iii) Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(iv) Other relevant experience.

InfoSpaceINC VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for INFOSPACE, INC. electronic delivery of information up until 11:59 P.M. Eastern 601 108TH AVENUE NE Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and SUITE 1200 follow the instructions to obtain your records and to create BELLEVUE, WA 98004 an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to InfoSpace, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

INFOS1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INFOSPACE, INC.

Vote On Directors

1. Election of Directors

Nominees: 01) Richard D. Hearney 02) Rufus W. Lumry 03) James F. Voelker

To withhold authority to vote for any individual For Withhold For All nominee, mark “For All Except” and write the All All Except nominee’s number on the line below.

• Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

PLEASE SIGN exactly as your name appears on your stock certificate. Joint owners should each sign. Executors, administrators, trustees, etc., should so indicate when signing. If signer is a corporation, please sign in full corporate name by duly authorized officer.

For comments, please check this box and write them on the back where indicated.

Mark, sign and date your proxy card and return promptly in the enclosed envelope.

InfoSpaceINC

ANNUAL MEETING OF STOCKHOLDERS

May 10, 2004 10:00 a.m.

Hilton Bellevue 100-112th Avenue NE

Bellevue, Washington 98004

YOUR VOTE IS IMPORTANT!

You can vote by promptly returning your completed proxy card in the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

INFOSPACE, INC.

ANNUAL MEETING OF STOCKHOLDERS

MAY 10, 2004

The undersigned stockholder(s) of InfoSpace, Inc., a Delaware corporation, hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders dated March 24, 2004 and Proxy Statement dated March 24, 2004, and hereby appoints David E. Rostov and John M. Hall, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of InfoSpace, Inc. to be held on May 10, 2004, at 10:00 a.m., Pacific Daylight Time, at the Hilton Bellevue, located at 100-112th Avenue NE, Bellevue, Washington 98004, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

The shares represented by this proxy will be voted in accordance with the specifications made. If no specification is made, the shares represented by this proxy will be voted for the persons and proposals on the reverse side. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Comments:

(If you noted any comments above, please mark corresponding box on other side.)

CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE